UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-10399
                 ----------------------------------------------

                             HENDERSON GLOBAL FUNDS
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                      737 NORTH MICHIGAN AVENUE, SUITE 1700
                             CHICAGO, ILLINOIS 60611
 ------------------------------------------------------------------------------
               (Address of principal executive offices)(Zip code)

                (Name and Address of Agent for Service) Copy to:

           CHRISTOPHER K. YARBROUGH                     CATHY G. O'KELLY
     737 NORTH MICHIGAN AVENUE, SUITE 1700              VEDDER PRICE P.C.
           CHICAGO, ILLINOIS 60611                  222 NORTH LASALLE STREET
                                                    CHICAGO, ILLINOIS 60601


       Registrant's telephone number, including area code: (312) 397-1122

Date of fiscal year end:  December 31

Date of reporting period:  June 30, 2008

ITEM 1:  REPORT TO SHAREHOLDERS.

Logo: Henderson Global Investors

HENDERSON GLOBAL FUNDS


SEMI-ANNUAL REPORT
JUNE 30, 2008

GLOBAL REAL ESTATE EQUITIES FUND
INTERNATIONAL EQUITY FUND

TABLE OF CONTENTS


LETTER TO SHAREHOLDERS .....................................................   2
GLOBAL REAL ESTATE EQUITIES FUND
Commentary .................................................................   3
Performance summary ........................................................   4
INTERNATIONAL EQUITY FUND
Commentary .................................................................   5
Performance summary ........................................................   6
PORTFOLIOS OF INVESTMENTS ..................................................   7
STATEMENT OF ASSETS AND LIABILITIES ........................................  11
STATEMENT OF OPERATIONS ....................................................  12
STATEMENTS OF CHANGES IN NET ASSETS ........................................  13
STATEMENTS OF CHANGES - CAPITAL STOCK ACTIVITY .............................  14
FINANCIAL HIGHLIGHTS .......................................................  16
NOTES TO FINANCIAL STATEMENTS ..............................................  18
OTHER INFORMATION ..........................................................  23
TRUSTEES AND OFFICERS ......................................................  26

International investing involves certain risks and increased volatility not associated with investing solely in the US. These risks include currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. The Funds may invest in securities issued by smaller companies, which typically involves greater risk than investing in larger companies. Also, the Funds may invest in limited geographic areas and/or sectors which may result in greater market volatility. In addition, the Global Real Estate Equities Fund and the International Equity Fund are non-diversified meaning they may invest in a smaller number of issuers. As such, investing in these Funds may involve greater risk and volatility than investing in more diversified funds.

The Global Real Estate Equities Fund is concentrated in a single industry meaning the Fund carries greater risk of adverse developments in that industry than a fund that invests in a wide variety of industries. Special risks are also associated with investments in securities of companies engaged in property markets.

The views in this report were those of the Fund managers as of June 30, 2008, and may not reflect the views of the managers on the date this report is first published or anytime thereafter. These views are intended to assist shareholders of the Funds in understanding their investment in the Funds and do not constitute investment advice.

HENDERSON GLOBAL FUNDS

                                                          LETTER TO SHAREHOLDERS


Dear fellow shareholder,


We are pleased to provide the semi-annual report for the Henderson Global Real Estate Equities Fund and the Henderson International Equity Fund, which covers the period ended June 30, 2008.

The market volatility which began in 2007 has continued throughout this year, causing considerable concern around the world over the global economic outlook. Rising oil prices have added to inflation worries as global inflation has risen to nearly 6% - its highest level since 1999. In the US, consumer confidence has slumped as a result of the combination of falling house prices, rising unemployment and high food and energy costs. Risk aversion has therefore been dominating market sentiment, and many investors have been flooding into bonds and commodities in a "flight to safety."

Over the past few months, equity markets have fallen sharply as investors worry that higher oil prices will lead to a nasty combination of weaker growth, higher inflation and higher interest rates. However, this decrease may indicate that equity markets appear to be offering potential for value. The price/earnings ratio of the MSCI World Index (based on analysts' estimates of company earnings in 12 months time) has fallen to 12.1 - its lowest level since late 1990.

Looking forward, we believe global economic growth is likely to slow in 2008 and into 2009, reflecting the lagged effects of higher interest rates, the credit squeeze and higher food and energy prices. Equity markets are likely to remain volatile in the short term and could continue to decrease following further bad news from the financial sector, more inflation worries or signs that economic growth will be disappointing. However, by the middle of next year, assuming the outlook for 2009 is brighter, we believe equities could be staging a sustained recovery.

The most important message we can send to our shareholders in these uncertain markets is that, in times like these, we believe that it is imperative to retain a long-term perspective. Many investors have reasonably long-term investment goals, such as retirement savings, college educations for their children or providing an inheritance for their heirs, and therefore needn't be overly worried about short-term market events or volatility. Additionally, we must remember that every decade has had its own crises - whether it was the oil crisis of the 1970s, the savings and loan crisis of the 1980s, the Asian financial crisis of the 1990s or the Tech bust of the early 2000s - but the Dow Jones Industrial Average ended each of those decades higher than where it started, although it is important to note past performance is not an indicator of future results.

The fact is that markets tend to follow a cyclical pattern which repeats over time. Investors who retain a long-term perspective and continue investing even during market crises often end up looking very smart later, because they were the ones "buying low"in the out-of-favor asset classes rather than buying popular asset classes at peak prices. For example, investors who bought gold in January 1980 (at $850 an ounce) had to wait 27 years before the price of gold returned to the level at which they bought.

At Henderson, we remain focused on seeking out global investment opportunities with favorable valuations that may be overlooked by other investors. Now, as much as ever, we believe the "Henderson Difference" will come into play, as we look for investments that differentiate our Funds from the competition and help to diversify your portfolios. We refuse to be distracted by short-term volatility, "noise" from the media or the daily market gyrations that could divert us from this goal. Our portfolio managers have enough years of experience in these markets to know that a long-term perspective is the only kind worth having, and we plan to put that experience and perspective to work for our shareholders.

Thank you for investing in the Henderson Global Funds. We appreciate your trust and support in our Funds and look forward to serving your financial needs in the years to come.

/s/ Sean Dranfield

Sean Dranfield
President, Henderson Global Funds

* Dow Jones Industrial Average is a price-weighted average of 30 significant stocks traded on the New York Stock Exchange and the Nasdaq. One cannot invest directly in an index or an average.

HENDERSON GLOBAL FUNDS
                                                                      COMMENTARY

GLOBAL REAL ESTATE EQUITIES FUND


The Fund was successfully launched on February 29, 2008. With only four months of data to report, the Fund returned -6.50% and outperformed its benchmark, the FTSE EPRA/NAREIT Global Index, which posted a return of -8.22% over the period.

Global real estate markets registered considerable volatility during the period under review on heightened fear of a possible economic slowdown. Asian and European markets reported double-digit declines over the period while the US ended flat. The June sell-off of global real estate markets in which the FTSE EPRA/NAREIT Global Index returned -11.78% was the heaviest recorded by the Index since October 1997 when it returned -14.50%.

Listed property in Asia fell out of favor in tandem with deteriorating Western real estate fundamentals, while dilutive capital raisings, increasing bond yields, tight credit markets and weak residential property markets all contributed to drive investors from the sector. For the four month period ended June 30, 2008, Asia* fell 12.10% overall, but attempted to rally in March and April, only to sell-off again in June. The Australian* property sector continued to retreat, falling 12.35%, driven down by those trusts that used complex debt structures to fund growth in overseas markets. Japan* and Singapore* declined 3.12% and 7.87%, respectively, with cooling residential sales and decelerating office rental growth weighing on sentiment. At the end of the period our exposure to the Asia-Pacific region was 37.4% vs. a benchmark weight of 36.7%. Within the region, we remain underweight in Japan and Australia.

The physical markets in most Asian cities remain robust with healthy occupancy rates and moderate supply in the pipeline. Tenant demand is still strong although rental growth is expected to moderate and investor demand has cooled somewhat. We retain our overweight position in Hong Kong through Sun Hung Kai. In Japan we favor the developers over Japan-Real Estate Investment Trusts (J-REITs), and we continue to see downside risk in Australia.

The US* market returned 0.42% over the period, while Canada* was down 2.34%. The North American region is currently overweight and at the end of June the Fund's exposure to the region was 48.3% vs. the benchmark 44.0%. Within the region, we remain broadly overweight in Canada and in the US we continue to adopt a sector neutral strategy, with a focus on stock selection.

US Real Estate Investment Trusts REITs have outperformed other major regions so far in 2008. This was essentially due to interest rate cuts and better than expected numbers reported for the first quarter. Key contributors to performance were Simon Property Group in shopping malls, Essex in residential and Medical Properties in healthcare. REITs have been trading more in line with Financials recently, but we expect a decoupling from the broader equity market during 2008 as fundamentals reassert themselves.

The European Index* returned -10.79% for the period, with UK property shares down 23.92%. The portfolio retains an underweight position in this region, mostly through an underweight position in the UK. The portfolio weight for Europe at the end of the period was 12.1% vs. the benchmark's 19.4%.

Continental European property markets benefited from easy credit until the summer of 2007, but there is increasing evidence that investment yields are rising in key markets such as France, Sweden and Germany, driving values down, as credit markets tighten and investment market volumes dry up. In share price terms, the major continental European stocks held up relatively well for most of the year but are now falling as some investors start to price in weakening fundamentals. As a consequence we finished the financial year with a major sell-off in both the UK and continental Europe.

While momentum in the short term is not positive, we maintained our holdings in Russia, through RGI International mostly, where we believe the shortage of modern office, residential and, to a lesser extent, retail space remains acute. We also favor Technopolis where the business model continues to create potential opportunities. Finally, in the large caps, we have reduced our weighting in Icade and Unibail, which have fared well until more recently.

Capital market conditions and pricing are reflective of the high level of uncertainty in the market. Until there is greater clarity in inflationary trends, interest rates, bank lending, and a more certain outlook for the broader economy, underlying sentiment is likely to remain poor. We believe in this context, volatility and correlation with broader equities may remain high in the short term but better quality names are beginning to differentiate themselves from other companies and we look forward to seeking to exploit the potential value we see emerging.

*As measured by the regional benchmarks of the FTSE EPRA/NAREIT Global Index. It is important to note that past performance is not an indication of future results.


  GLOBAL REAL ESTATE EQUITIES FUND
  TOP 10 LONG-TERM HOLDINGS

                           AS A PERCENTAGE
  SECURITY                   OF NET ASSETS
------------------------------------------
  SUN HUNG KAI
   PROPERTIES, LTD.                  7.3%
  WESTFIELD GROUP                    6.2
  SIMON PROPERTY
   GROUP, INC.                       5.4
  MITSUI FUDOSAN CO., LTD.           4.6
  JAPAN REAL ESTATE
   INVESTMENT CORP.                  4.5
  PROLOGIS                           3.7
  GUANGZHOU R&F, PROPERTIES
   CO., LTD. CLASS H                 3.2
  GOODMAN GROUP                      3.2
  UNIBAIL-RODAMCO                    3.0
  HYSAN DEVELOPMENT
   CO., LTD.                         2.9

HENDERSON GLOBAL FUNDS
                                                             PERFORMANCE SUMMARY


GLOBAL REAL ESTATE EQUITIES FUND

PIE CHARTS:
PORTFOLIO COMPOSITION BY COUNTRY
(AS A % OF LONG-TERM INVESTMENTS)
United States                   45.6%
Hong Kong                       12.1
Japan                           11.6
Australia                        9.7
Canada                           4.3
France                           4.0
Other                           12.7

PORTFOLIO COMPOSITION BY SECTOR
(AS A % OF LONG-TERM INVESTMENTS)
Real Estate Investment Trusts                   69.3%
Real Estate Management & Development            28.8
Hotels, Restaurants & Leisure                    1.9



LINE CHART:
INVESTMENT COMPARISON
Value of $10,000
Global Real Estate Equities Fund Class I - $9,350
FTSE EPRA/NAREIT Global Index - $9,178


                Global Real Estate          FTSE EPRA/NAREIT
               Equities Fund Class I         Global Index

2/29/08                10000                     10000
3/31/08                10250                     10038
4/30/08                10860                     10665
5/31/08                10680                     10403
6/30/08                 9350                      9178

TOTAL RETURNS AS OF JUNE 30, 2008
                                                                                                                 SINCE
                                                                          NASDAQ                    THREE      INCEPTION
                                                                          SYMBOL       CLASS       MONTHS      (2/29/08)
------------------------------------------------------------------------------------------------------------------------
Global Real Estate Equities Fund                                           HGPIX      Class I      -8.78%       -6.50%
------------------------------------------------------------------------------------------------------------------------
INDEX
------------------------------------------------------------------------------------------------------------------------
FTSEEPRA/NAREIT Global Index                                                                       -8.57%       -8.22%
------------------------------------------------------------------------------------------------------------------------

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Shares redeemed within 30 days of purchase may be subject to a 2% redemption fee. As stated in the current prospectus, the Fund's annual operating expense ratio (gross) is 1.33%. However, the Fund's adviser has agreed to voluntarily waive a portion of its fees and or reimburse expenses such that total operating expenses do not exceed 1.15% which is in effect until July 31, 2020. Had certain expenses not been waived or reimbursed during the period, total returns would have been lower. For most recent month end performance, please call 1.800.657.1493.

Returns include reinvestment of dividend and capital gains. Performance results reflect expense subsidies and waivers in effect during periods shown. Absent these waivers, results would have been less favorable.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund's inception, including reinvested dividends and distributions, compared to a broad based securities market index. The FTSE EPRA/NAREIT Global Index is broken down into eight index families and 141 indices in Asia Pacific, Europe and North America. These include 18 real-time indices covering the world's largest investment markets in various currencies. The Fund is professionally managed while the Index is unmanaged and not available for investment. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

HENDERSON GLOBAL FUNDS
                                                                      COMMENTARY

INTERNATIONAL EQUITY FUND

Difficult market conditions and volatility continued into the second quarter, leading to the worst first half of a year for equities in over 15 years. Investors remain concerned over the prospects for global growth, and have become increasingly worried about inflation, which has been evidenced by the negative correlation between equity markets and bond yields. The prospect of stagflation presents a dilemma for central banks. The concern is that record oil and commodity prices will squeeze spending power but will also boost inflation expectations.

Growth in Asia and Emerging Markets remains robust, and recent selling pressure has presented some good opportunities. In Europe, the picture was mixed, with the UK, Spain and Ireland suffering from falling house prices and consumer confidence, while Germany continued to enjoy strong growth. Japanese equities have performed relatively well. After a decade of deflation, the country has far less to fear from rising prices than elsewhere, and may in fact benefit from inflation as investors seek to protect their savings from price erosion.

The Fund was successfully launched on January 31, 2008, and performed well in its first five months, posting a return of 5.80% versus the -1.49% return of the MSCI EAFE Index.

The portfolio continues to be overweight Asia and Emerging Markets as we believe the structural growth drivers for these regions remain in place. Brazilian oil company Petrobras was among the top-performing stocks over the period, thanks to the surging oil price, solid first quarter results and a series of broker upgrades. China Medical Technologies, a manufacturer of tumor therapy and in-vitro testing equipment, also posted strong returns due to its announcement of a 25% rise in quarterly profits.

Of our small cap holdings, German foundation engineering company Bauer was the standout performer. The company operates in a true niche area, with significant barriers to entry due to the complexity of the projects it undertakes. It posted very strong results during the period and raised its guidance for the year.

Holdings in the Materials sector have also done well thanks to merger and acquisition (M&A) speculation and high commodity prices, driven by strong demand from emerging economies and continuing supply constraints. Diversified miners Rio Tinto, Xstrata and Anglo American were among the period's biggest winners.

Our focus remains on identifying reasonably priced, bottom-up growth opportunities. Our fundamental bottom-up research has also helped identify several important themes. The world has become increasingly polarized - the West is slowing, but this is not the case in Asia and Emerging Markets. As a result, we are comfortable maintaining a significant overweight position in Asia and Emerging Markets.

We are concerned about structural inflation and are attracted to companies that seek to add value to the production process and, as a result, are able to pass on price rises. Examples include ABB, Siemens, Petrobras and Keppel Corp. Related to this is `Agflation,' (inflation in soft commodity prices), a result of supply shortages and high global demand. We have a position in Syngenta, an agrichemicals company, which has been a major beneficiary of this trend.

The current volatile market environment continues to present excellent potential opportunities for the bottom-up investor. A high level of fear is evident, and this can lead to irrational behavior by investors and over-reaction to market news, which suits our Growth-at-a-Reasonable Price (GARP) approach. We have recently initiated a number of positions where we felt that investor sentiment was overly negative and bad news was fully reflected in the share price. Examples include mobile telephone operator Vodafone Group and Credit Suisse.

Vodafone Group stock sold off sharply following a draft European Union (EU) recommendation on mobile termination rates. We believe this reaction was overdone as the impact had already been largely factored into Vodafone's share price and, in any case, national regulators need not follow the recommendation. We felt this was an excellent entry point into a stock with solid growth prospects and dividend support.

Credit Suisse shares had sold off aggressively along with the rest of the Financials sector and did not reflect the quality of the company's management team and its private bank. The shares are underpinned by a share buyback program, yet are we believe are a good value. We felt the sell-off represented an excellent buying opportunity.

We sold our holding in Singapore Airlines as we are concerned that the company may struggle given record jet-fuel prices and intense competition in the industry. We have increased our exposure to Japan, by purchasing several stocks in the Financials sector, notably Mitsubishi UFJ. The company has benefited from its low exposure to sub-prime. It is well-capitalized relative to its European and US competitors and has been able to take advantage of this by growing its international loan books. Additionally, the bank stands to potentially benefit from the return of inflation to Japan which will revive investors' interest in its products.

We expect world markets to remain volatile until the outlook for the global economy settles. Investors may have more bad news to digest over the coming months in the form of weak economic data, inflation worries and Central Bank rhetoric. Despite such concerns we believe that there should be plenty of opportunities to find well run growth companies at attractive valuations. In fact, international equities are trading at their lowest level for the past 15 years. Therefore, although the current market environment is challenging, it is also providing some very interesting opportunities to the stock-picker. When investor confidence returns, and with it a focus on underlying company fundamentals, we expect the quality of the companies in the Fund to be rewarded.


  INTERNATIONAL EQUITY FUND
  TOP 10 LONG-TERM HOLDINGS

                            AS A PERCENTAGE
  SECURITY                    OF NET ASSETS
-------------------------------------------
  NINTENDO CO., LTD.                 4.4%
  NESTLE S.A.                        4.0
  FRESENIUS AG                       3.8
  SIEMENS AG                         3.4
  RIO TINTO PLC                      3.2
  UNICREDITO ITALIANO SPA            3.2
  HIGH TECH COMPUTER
   CORP., GDR                        3.0
  CHINA MEDICAL
   TECHNOLOGIES, INC., ADR           2.9
  SYNGENTA AG                        2.9
  VODAFONE GROUP PLC                 2.7

HENDERSON GLOBAL FUNDS
                                                             PERFORMANCE SUMMARY

INTERNATIONAL EQUITY FUND

PIE CHARTS:
PORTFOLIO COMPOSITION BY COUNTRY
(AS A % OF LONG-TERM INVESTMENTS)
Japan                                   19.5%
United Kingdom                          18.4
Switzerland                             13.3
Singapore                               10.7
Germany                                 10.3
Italy                                    5.4
Other                                   22.4

PORTFOLIO COMPOSITION BY SECTOR
(AS A % OF LONG-TERM INVESTMENTS)
Financials                             23.1%
Industrials                            21.4
Materials                              10.2
Health Care                             9.7
Energy                                  9.0
Information Technology                  8.5
Other                                  18.1


LINE CHART:
INVESTMENT COMPARISON
Value of $10,000
International Equity Fund Class I - $10,580
MSCI EAFE Index - $9,851

          International Equity    MSCI EAFE Index
               Fund Class I
1/31/08           10000               10000
2/29/08           10020               10146
3/31/08           10020               10045
4/30/08           10800               10603
5/31/08           11170               10726
6/30/08           10580                9851

TOTAL RETURNS AS OF JUNE 30, 2008
                                                                                                                 SINCE
                                                                          NASDAQ                    THREE      INCEPTION
                                                                          SYMBOL       CLASS       MONTHS      (1/31/08)
------------------------------------------------------------------------------------------------------------------------
International Equity Fund                                                  HIEIX      Class I       5.59%        5.80%
------------------------------------------------------------------------------------------------------------------------
INDEX
------------------------------------------------------------------------------------------------------------------------
MSCI EAFE Index                                                                                    -1.93%       -1.49%
------------------------------------------------------------------------------------------------------------------------

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Shares redeemed within 30 days of purchase may be subject to a 2% redemption fee. As stated in the current prospectus, the Fund's annual operating expense ratio (gross) is 1.31%. However, the Fund's adviser has agreed to voluntarily waive a portion of its fees and or reimburse expenses such that total operating expenses do not exceed 1.15% which is in effect until July 31, 2020. Had certain expenses not been waived or reimbursed during the period, total returns would have been lower. For most recent month end performance, please call 1.800.657.1493.

Returns include reinvestment of dividend and capital gains. Performance results reflect expense subsidies and waivers in effect during periods shown. Absent these waivers, results would have been less favorable.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund's inception, including reinvested dividends and distributions, compared to a broad based securities market index. The MSCI EAFE Index is a capitalization-weighted index that monitors the performance of stocks from Europe, Australasia and The Far East. The Fund is professionally managed while the Index is unmanaged and not available for investment. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

HENDERSON GLOBAL FUNDS
                                                        PORTFOLIO OF INVESTMENTS
                                                                     (UNAUDITED)

GLOBAL REAL ESTATE EQUITIES FUND
JUNE 30, 2008

                                                                  VALUE
   SHARES                                                       (NOTE 2)
------------------------------------------------------------------------

COMMON STOCKS - 28.93%

             AUSTRIA - 1.04%
      1,088  Warimpex Finanz und
             Beteiligungs AG ............................     $    9,747
                                                              ----------

             CHINA - 3.19%
     16,000  Guangzhou R&F Properties Co.,
             Ltd, Class H ...............................         29,836
                                                              ----------

             FINLAND - 1.39%
      1,600  Technopolis Oyj ............................         13,019
                                                              ----------

             HONG KONG - 11.73%
     10,000  Hysan Development Co., Ltd. ................         27,446
     20,000  KWG Property Holding, Ltd. .................         14,364
      5,000  Sun Hung Kai Properties, Ltd. ..............         67,844
                                                              ----------
                                                                 109,654
                                                              ----------

             JAPAN - 6.70%
      2,000  Mitsui Fudosan Co., Ltd. ...................         42,756
      1,000  Sumitomo Realty & Development
             Co., Ltd. ..................................         19,871
                                                              ----------
                                                                  62,627
                                                              ----------

             SWEDEN - 1.02%
      1,000  Castellum AB ...............................          9,525
                                                              ----------

             UNITED KINGDOM - 3.07%
        800  Capital & Regional plc .....................          3,023
      1,269  Development Securities plc .................          7,327
      2,000  Helical Bar plc ............................         11,721
        800  RGI International, Ltd. * ..................          6,592
                                                              ----------
                                                                  28,663
                                                              ----------

             UNITED STATES - 0.79%
      1,679  Great Wolf Resorts, Inc. * .................          7,337
                                                              ----------

             TOTAL COMMON STOCK .........................        270,408
             (Cost $321,244)                                  ----------


REIT AND REIT-LIKE INSTRUMENTS - 67.89%

             AUSTRALIA - 9.34%
     10,000  Goodman Group ..............................         29,622
      3,700  Westfield Group ............................         57,745
                                                              ----------
                                                                  87,367
                                                              ----------

                                                                VALUE
   SHARES                                                       (NOTE 2)
------------------------------------------------------------------------
             CANADA - 4.14%
        276  Boardwalk Real Estate
             Investment Trust ...........................     $   10,326
        519  Calloway Real Estate
             Investment Trust ...........................          9,976
        306  Dundee Real Estate
             Investment Trust ...........................          9,369
        958  InnVest Real Estate
             Investment Trust ...........................          9,019
                                                              ----------
                                                                  38,690
                                                              ----------

             FRANCE - 3.90%
         75  ICADE ......................................          8,724
        120  Unibail-Rodamco ............................         27,704
                                                              ----------
                                                                  36,428
                                                              ----------

             JAPAN - 4.51%
          4  Japan Real Estate Investment
             Corp. ......................................         42,190
                                                              ----------

             LUXEMBOURG - 0.76%
        500  ProLogis European Properties ...............          7,119
                                                              ----------

             SINGAPORE - 1.87%
      4,000  Ascendas Real Estate
             Investment Trust ...........................          6,498
      5,000  CapitaMall Trust ...........................         10,988
                                                              ----------
                                                                  17,486
                                                              ----------

             UNITED STATES - 43.37%
        313  Acadia Realty Trust ........................          7,246
        139  Alexandria Real Estate
             Equities, Inc. .............................         13,530
        344  Apartment Investment &
             Management Co., Class A ....................         11,717
        192  AvalonBay Communities, Inc. ................         17,119
        532  BioMed Realty Trust, Inc. ..................         13,050
        369  Colonial Properties Trust ..................          7,387
        341  Corporate Office
             Properties Trust ...........................         11,707
        398  Digital Realty Trust, Inc. .................         16,282
        580  Education Realty Trust, Inc. ...............          6,757
        240  Entertainment
             Properties Trust ...........................         11,866
        105  Essex Property Trust, Inc. .................         11,182
        226  Federal Realty Investment
             Trust ......................................         15,594
      1,079  FelCor Lodging Trust, Inc. .................         11,329
        390  First Industrial Realty Trust,
             Inc. .......................................         10,713


                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS
                                                        PORTFOLIO OF INVESTMENTS
                                                                     (UNAUDITED)

GLOBAL REAL ESTATE EQUITIES FUND
JUNE 30, 2008 (CONTINUED)


                                                                 VALUE
   SHARES                                                       (NOTE 2)
------------------------------------------------------------------------
             UNITED STATES - (continued)
        628  Inland Real Estate Corp. ...................     $    9,056
        244  Kilroy Realty Corp. ........................         11,475
      1,231  Medical Properties Trust, Inc. .............         12,458
        530  Omega Healthcare Investors,
             Inc. .......................................          8,825
        268  Post Properties, Inc. ......................          7,973
        641  ProLogis ...................................         34,838
        229  Public Storage .............................         18,501
        336  Regency Centers Corp. ......................         19,864
        557  Simon Property Group, Inc. .................         50,069
        236  SL Green Realty Corp. ......................         19,522
        721  Sunstone Hotel Investors, Inc. .............         11,969
        270  Taubman Centers, Inc. ......................         13,135
        522  Ventas, Inc. ...............................         22,222
                                                              ----------
                                                                 405,386
                                                              ----------

             TOTAL REIT AND
             REIT-LIKE INSTRUMENTS ......................        634,666
             (Cost $675,520)                                  ----------


             TOTAL LONG TERM
             INVESTMENTS ................................        905,074
             (Cost $996,764)                                  ----------


SHORT TERM INVESTMENT - 2.98%

     27,887  Fidelity Institutional Treasury
             Portfolio ..................................         27,887
                                                              ----------

             TOTAL SHORT TERM
             INVESTMENT .................................         27,887
             (Cost $27,887)                                   ----------


TOTAL INVESTMENTS - 99.80% ..............................        932,961
             (Cost $1,024,651)                                ----------


NET OTHER ASSETS AND
             LIABILITIES - 0.20% ........................          1,827
                                                              ----------

TOTAL NET ASSETS - 100.00%...............................     $  934,788
                                                              ==========

          *  Non income producing security
     REIT -  Real Estate Investment Trust


OTHER INFORMATION:

INDUSTRY CONCENTRATION AS                       % OF NET
A PERCENTAGE OF NET ASSETS:                       ASSETS
--------------------------------------------------------
Real Estate Management & Development .......      27.86%
Retail REIT ................................      23.68
Office REIT ................................      14.67
Specialized REIT ...........................      11.36
Industrial REIT ............................       8.74
Residential REIT ...........................       6.96
Hotels, Resorts & Cruises ..................       1.83
Diversified REIT ...........................       1.72
                                                --------
Long Term Investments ......................      96.82
Short Term Investment ......................       2.98
                                                --------
Total Investments ..........................      99.80
Net Other Assets and Liabilities ...........       0.20
                                                --------
                                                 100.00%
                                                ========


                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS
                                                        PORTFOLIO OF INVESTMENTS
                                                                     (UNAUDITED)

INTERNATIONAL EQUITY FUND
JUNE 30, 2008

                                                                VALUE
   SHARES                                                      (NOTE 2)
------------------------------------------------------------------------
COMMON STOCKS - 97.34%

             AUSTRIA - 1.66%
        654  Andritz AG .................................     $   41,141
        414  Schoeller-Bleckmann Oilfield
             Equipment AG ...............................         44,475
                                                              ----------
                                                                  85,616
                                                              ----------

             BRAZIL - 2.32%
      1,692  Petroleo Brasileiro, S.A., ADR .............        119,844
                                                              ----------

             CHINA - 3.08%
      3,051  China Medical Technologies,
             Inc., ADR ..................................        150,719
        228  Suntech Power Holdings Co.,
             Ltd., ADR * ................................          8,541
                                                              ----------
                                                                 159,260
                                                              ----------

             CYPRUS - 1.79%
     12,687  Marfin Popular Bank Public
             Co., Ltd. ..................................         92,653
                                                              ----------

             GERMANY - 6.65%
        541  Bauer AG ...................................         52,132
        896  Bayer AG ...................................         75,258
        896  GFK AG .....................................         40,166
      1,594  Siemens AG .................................        176,512
                                                              ----------
                                                                 344,068
                                                              ----------

             HONG KONG - 2.14%
      3,262  China Mobile, Ltd. .........................         43,654
      2,849  Melco PBL Entertainment
             (Macau), Ltd., ADR * .......................         26,553
      3,000  Sun Hung Kai Properties, Ltd. ..............         40,615
                                                              ----------
                                                                 110,822
                                                              ----------

             INDIA - 0.79%
      3,058  Reliance Communications,
             Ltd., GDR (a) (b) ..........................         31,472
        900  Reliance Communications,
             Ltd., GDR (b) ..............................          9,263
                                                              ----------
                                                                  40,735
                                                              ----------

             INDONESIA - 1.92%
    280,000  PT Indika Energy Tbk * .....................         99,458
                                                              ----------

             IRELAND - 0.73%
      1,514  IAWS Group plc .............................         37,874
                                                              ----------

             ITALY - 5.44%
      2,100  Autogrill SpA * ............................         25,117
      1,913  Saipem SpA .................................         89,611
     27,322  UniCredito Italiano SpA ....................        166,433
                                                              ----------
                                                                 281,161
                                                              ----------


                                                                 VALUE
     SHARES                                                    (NOTE 2)
------------------------------------------------------------------------
             JAPAN - 19.68%
      3,800  Aeon Fantasy Co., Ltd. .....................     $   43,874
      2,100  Aeon Mall Co., Ltd. ........................         61,910
        600  Daiichikosho Co., Ltd. .....................          6,041
      9,000  Daiwa Securities Group, Inc. ...............         82,364
        700  Fanuc, Ltd. ................................         68,206
        200  Hikari Tsushin, Inc. .......................          6,592
      1,800  Hitachi Systems & Services, Ltd. ...........         31,174
     14,000  Juki Corp. .................................         40,081
      1,000  Kanto Tsukuba Bank, Ltd. ...................          4,907
     10,000  Kinki Sharyo Co., Ltd. .....................         39,930
      3,800  Komatsu, Ltd. ..............................        105,665
     12,400  Mitsubishi UFJ Financial Group, Inc. .......        109,156
        400  Nintendo Co., Ltd. .........................        225,121
      3,000  Oenon Holdings, Inc. .......................          7,289
        200  Sanei-International Co., Ltd. ..............          3,127
        600  SMC Corp. ..................................         65,865
      8,000  The Bank of Yokohama, Ltd. .................         55,179
        300  Xebio Co., Ltd. ............................          6,583
        770  Yamada Denki Co., Ltd. .....................         54,740
                                                              ----------
                                                               1,017,804
                                                              ----------

             NETHERLANDS - 0.50%
      3,155  Wavin N.V. .................................         26,080
                                                              ----------

             QATAR - 0.91%
      6,300  Commercial Bank of Qatar,
             GDR, (a) (b) * .............................         47,250
                                                              ----------

             SINGAPORE - 10.84%
     98,000  Banyan Tree Holdings, Ltd. .................         95,329
     16,000  Capitaland, Ltd. ...........................         67,203
     12,000  Hotel Properties, Ltd. .....................         23,593
     14,000  Keppel Corp., Ltd. .........................        115,435
     30,000  SC Global Developments, Ltd. ...............         26,744
     26,000  StarHub, Ltd. ..............................         54,670
     29,000  Tat Hong Holdings, Ltd. ....................         40,642
      4,000  United Overseas Bank, Ltd. .................         54,916
     22,000  Wilmar International, Ltd. .................         82,013
                                                              ----------
                                                                 560,545
                                                              ----------

             SWITZERLAND - 13.50%
      2,238  ABB, Ltd. * ................................         63,163
      2,275  Credit Suisse Group ........................        103,226
        627  Lonza Group AG .............................         86,554
      4,620  Nestle S.A. ................................        208,760
         62  SGS S.A. ...................................         88,450
        457  Syngenta AG ................................        147,895
                                                              ----------
                                                                 698,048
                                                              ----------

             TAIWAN - 4.98%
     10,036  Fubon Financial Holding Co.,
             Ltd. GDR ...................................        102,869
      1,719  High Tech Computer
             Corp., GDR .................................        154,710
                                                              ----------
                                                                 257,579
                                                              ----------

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS
                                                        PORTFOLIO OF INVESTMENTS
                                                                     (UNAUDITED)


INTERNATIONAL EQUITY FUND
JUNE 30, 2008 (CONTINUED)

                                                                 VALUE
   SHARES                                                       (NOTE 2)
------------------------------------------------------------------------

             TURKEY - 1.84%
     20,074  Turkiye Halk Bankasi A.S. ..................     $   95,311
                                                              ----------

             UNITED KINGDOM - 18.57%
      1,340  Anglo American plc .........................         94,911
      5,514  BowLeven plc * .............................         39,232
      1,228  Cairn Energy plc * .........................         78,800
      8,224  ICAP plc ...................................         87,956
      9,346  Man Group plc ..............................        115,205
      1,363  Rio Tinto plc ..............................        167,115
      9,766  Serco Group plc ............................         86,670
      2,200  Spectris plc ...............................         31,159
     47,020  Vodafone Group plc .........................        138,544
      1,524  Xstrata plc ................................        121,119
                                                              ----------
                                                                 960,711
                                                              ----------

             TOTAL COMMON STOCK .........................      5,034,819
             (Cost $5,056,599)                                ----------


PREFERRED STOCK - 3.80%

             GERMANY - 3.80%
      2,278  Fresenius AG ...............................        196,598
                                                              ----------

             TOTAL PREFERRED STOCK ......................        196,598
             (Cost $192,190)                                  ----------


TOTAL INVESTMENTS - 101.14% .............................      5,231,417
             (Cost $5,248,789)                                ----------


NET OTHER ASSETS AND
             LIABILITIES - (1.14)% ......................        (58,726)
                                                              ----------

TOTAL NET ASSETS - 100.00%...............................     $5,172,691
                                                              ==========

          *    Non income producing security

          (a)  Represents a restricted security, purchased under Rule 144A,
               Section 4(2)g, which is exempt from registration under the Securities Act of 1933, as amended. The security has been deemed illiquid according to the policies and procedures adopted by the Board of Trustees.

                                 ACQUISITION       ACQUISITION              AS A % OF
RESTRICTED SECURITY                  DATE          COST ($)     VALUE ($)   NET ASSETS
Reliance Communications Ltd.   February 4, 2008    42,346        31,472        .61
Commercial Bank of Qatar       June 27, 2008       47,250        47,250        .91

          (b) Fair valued at June 30, 2008 as determined in good faith using procedures approved by the Trustees of the Trust.

               ADR American Depositary Receipt

               GDR Global Depositary Receipt

OTHER INFORMATION:

INDUSTRY CONCENTRATION AS                       % OF NET
A PERCENTAGE OF NET ASSETS:                       ASSETS
--------------------------------------------------------
Diversified Banks ..........................      10.02%
Industrial Conglomerates ...................       7.63
Diversified Metal & Mining .................       7.41
Health Care Equipment ......................       6.71
Wireless Telecommunication Services ........       5.37
Packaged Foods & Meats .....................       4.77
Home Entertainment Software ................       4.35
Oil & Gas Exploration & Product ............       4.20
Real Estate Management & Development .......       3.80
Industrial Machinery .......................       3.39
Investment Banking & Brokerage .............       3.29
Computer Hardware ..........................       2.99
Fertilizer & Agricultural Chemicals ........       2.86
Construction, Farm Machinery & Trucks ......       2.81
Oil & Gas Equipment & Services .............       2.59
Diversified Commercial & Professional Services     2.49
Integrated Oil & Gas .......................       2.32
Hotels, Resorts & Cruises ..................       2.30
Asset Management & Custody Banks ...........       2.23
Regional Banks .............................       2.07
Diversified Capital Markets ................       2.00
Environment & Facilities Services ..........       1.68
Life Sciences Tools & Services .............       1.67
Agricultural Products ......................       1.58
Construction & Engineering .................       1.51
Pharmaceuticals ............................       1.45
Heavy Electrical Equipment .................       1.22
Computer & Electronics Retail ..............       1.19
Leisure Facilities .........................       0.85
Trading Company & Distribution .............       0.79
Household Appliances .......................       0.78
IT Consulting & Other Services .............       0.60
Electronic Equipment Manufacturing .........       0.60
Casinos & Gaming ...........................       0.51
Restaurants ................................       0.49
Electric Components & Equipment ............       0.17
Distillers & Vintners ......................       0.14
Specialty Stores ...........................       0.13
Movies & Entertainment .....................       0.12
Apparel, Accessories & Luxury Goods ........       0.06
                                                 -------
Long Term Investments ......................     101.14
                                                 -------
Total Investments ..........................     101.14
Net Other Assets and Liabilities ...........      (1.14)
                                                 -------
                                                 100.00%
                                                 =======


                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS
                                                            FINANCIAL STATEMENTS
                                                                     (UNAUDITED)

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2008

                                                                                     GLOBAL REAL          INTERNATIONAL
                                                                                 ESTATE EQUITIES                 EQUITY
                                                                                            FUND                   FUND
-----------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments, at value
   Securities                                                                           $905,074             $5,231,417
   Short Term investments                                                                 27,887                     --
-----------------------------------------------------------------------------------------------------------------------
Total investments, at value                                                              932,961              5,231,417
Cash                                                                                      18,967                 14,529
Foreign cash, at value                                                                     1,912                  4,320
Dividends and interest receivable                                                          4,439                  3,729
Receivable for investment securities sold                                                  6,774                     --
Prepaid expenses and other assets                                                         32,513                 25,112
-----------------------------------------------------------------------------------------------------------------------
   Total Assets                                                                          997,566              5,279,107
-----------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for investment securities purchased                                                8,109                 54,260
Payable to investment adviser                                                             39,572                 37,496
Accrued expenses and other payables                                                       15,097                 14,660
-----------------------------------------------------------------------------------------------------------------------
   Total Liabilities                                                                      62,778                106,416
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                              $934,788             $5,172,691
=======================================================================================================================
NET ASSETS CONSIST OF:
Paid-in capital                                                                       $1,000,000             $5,108,298
Accumulated undistributed net investment income                                           12,571                 25,389
Accumulated net realized gain on investments                                              13,895                 56,375
Net unrealized depreciation of investments
   and foreign currency translations                                                     (91,678)               (17,371)
-----------------------------------------------------------------------------------------------------------------------
                                                                                        $934,788             $5,172,691
=======================================================================================================================
NET ASSETS:
Class I Shares                                                                          $934,788             $5,172,691
=======================================================================================================================
SHARES OUTSTANDING:
Class I Shares (unlimited number of shares authorized)                                   100,000                488,716
=======================================================================================================================
CLASS I SHARES:
Net asset value and redemption price per share                                             $9.35                 $10.58
=======================================================================================================================
Investments, at cost                                                                  $1,024,651             $5,248,789
=======================================================================================================================
Foreign cash, at cost                                                                     $1,920                 $4,321
=======================================================================================================================

The Funds may impose a redemption fee of 2.00% on shares redeemed within 30 days of purchase.

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS
                                                            FINANCIAL STATEMENTS
                                                                     (UNAUDITED)

STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED JUNE 30, 2008

                                                                                     GLOBAL REAL          INTERNATIONAL
                                                                                 ESTATE EQUITIES                 EQUITY
                                                                                           FUND*                  FUND*
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends                                                                                $17,297                $41,814
Interest                                                                                     465                  1,547
Foreign taxes withheld                                                                    (1,212)                (3,638)
-----------------------------------------------------------------------------------------------------------------------
   Total Investment Income                                                                16,550                 39,723
-----------------------------------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees                                                                   2,941                 10,595
Offering expenses                                                                         17,690                 19,630
Accounting fees                                                                           17,333                 22,297
Organizational expenses                                                                   13,073                  6,465
Audit fees                                                                                11,468                 14,194
Printing and postage fees                                                                  1,220                  1,800
Registration and filing fees                                                                 793                  1,022
Custodian fees                                                                               138                    498
Chief Compliance Officer fees                                                                 93                    180
Administrative fees                                                                           87                    312
Legal fees                                                                                    61                     90
Trustees' fees and expenses                                                                   61                    150
Transfer agent fees                                                                           52                    187
Miscellaneous fees                                                                           680                  1,374
-----------------------------------------------------------------------------------------------------------------------
   Total Expenses                                                                         65,690                 78,794
-----------------------------------------------------------------------------------------------------------------------
Fees waived and expenses reimbursed by investment adviser                                (61,711)               (64,460)
-----------------------------------------------------------------------------------------------------------------------
   Net Expenses                                                                            3,979                 14,334
-----------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                     12,571                 25,389
-----------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain/(loss) from:
   Investment transactions                                                                14,484                 58,424
   Foreign currency transactions                                                            (589)                (2,049)
Net change in unrealized appreciation/(depreciation) of:
   Investments                                                                           (91,690)               (17,372)
   Translation of other assets and liabilities                                                12                      1
-----------------------------------------------------------------------------------------------------------------------
   Net Realized and Unrealized Gain/(Loss)                                               (77,783)                39,004
-----------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                      $(65,212)               $64,393
=======================================================================================================================

* Inception date for the Global Real Estate Equities Fund and International Equity Fund was February 29, 2008 and January 31, 2008, respectively.


                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                            FINANCIAL STATEMENTS
                                                                     (UNAUDITED)

STATEMENTS OF CHANGES IN NET ASSETS

GLOBAL REAL ESTATE EQUITIES FUND
                                                                                                           PERIOD ENDED
                                                                                                         JUNE 30, 2008*
-----------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                           $12,571
Net realized gain on investments in securities and foreign currency                                              13,895
Net change in net unrealized depreciation of investments and
   foreign currency transactions                                                                                (91,678)
-----------------------------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                                                            (65,212)
-----------------------------------------------------------------------------------------------------------------------

Net increase in net assets from Fund share transactions:
   Class I Shares                                                                                             1,000,000
-----------------------------------------------------------------------------------------------------------------------
                                                                                                              1,000,000
-----------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                                                                      934,788

NET ASSETS:
Beginning of period                                                                                                  --
-----------------------------------------------------------------------------------------------------------------------
End of period                                                                                                  $934,788
=======================================================================================================================
Accumulated undistributed net investment income                                                                 $12,571
=======================================================================================================================

* Inception date for the Global Real Estate Equities Fund was February 29, 2008.

INTERNATIONAL EQUITY FUND
                                                                                                           PERIOD ENDED
                                                                                                         JUNE 30, 2008*
-----------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                           $25,389
Net realized gain on investments in securities and foreign currency                                              56,375
Net change in net unrealized depreciation of investments and
   foreign currency translations                                                                                (17,371)
-----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                                             64,393
-----------------------------------------------------------------------------------------------------------------------

Net increase in net assets from Fund share transactions:
-----------------------------------------------------------------------------------------------------------------------
   Class I Shares                                                                                             5,108,298
-----------------------------------------------------------------------------------------------------------------------
                                                                                                              5,108,298
-----------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                                                                    5,172,691

NET ASSETS:
Beginning of period                                                                                                  --
-----------------------------------------------------------------------------------------------------------------------
End of period                                                                                                $5,172,691
=======================================================================================================================
Accumulated undistributed net investment income                                                                 $25,389
=======================================================================================================================

*    Inception date for the International Equity Fund was January 31, 2008.


                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS
                                                            FINANCIAL STATEMENTS
                                                                     (UNAUDITED)

STATEMENTS OF CHANGES - CAPITAL STOCK ACTIVITY

GLOBAL REAL ESTATE EQUITIES FUND
                                                                                                           PERIOD ENDED
                                                                                                         JUNE 30, 2008*
-----------------------------------------------------------------------------------------------------------------------
AMOUNT
CLASS I SHARES
Sold                                                                                                         $1,000,000
-----------------------------------------------------------------------------------------------------------------------
Net Increase                                                                                                 $1,000,000
=======================================================================================================================

SHARES
CLASS I SHARES:
Sold                                                                                                            100,000
-----------------------------------------------------------------------------------------------------------------------
Net increase                                                                                                    100,000
=======================================================================================================================

*    Inception date for the Global Real Estate Equities Fund was February 29,
     2008.

INTERNATIONAL EQUITY FUND
                                                                                                           PERIOD ENDED
                                                                                                         JUNE 30, 2008*
-----------------------------------------------------------------------------------------------------------------------
AMOUNT
CLASS I SHARES
Sold                                                                                                         $5,108,298
-----------------------------------------------------------------------------------------------------------------------
Net Increase                                                                                                 $5,108,298
=======================================================================================================================

SHARES
CLASS I SHARES:
Sold                                                                                                            488,716
-----------------------------------------------------------------------------------------------------------------------
Net increase                                                                                                    488,716
=======================================================================================================================

*    Inception date for the International Equity Fund was January 31, 2008.

                       See Notes to Financial Statements.

                       This page deliberately left blank.

HENDERSON GLOBAL FUNDS
                                                            FINANCIAL HIGHLIGHTS
                                                                     (UNAUDITED)
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED

                                            INCOME (LOSS) FROM INVESTMENT OPERATIONS:                LESS DISTRIBUTIONS:
                                           -------------------------------------------     ----------------------------------------


                                                                NET                        DIVIDENDS    DISTRIBUTIONS
                               NET ASSET       NET         REALIZED AND       TOTAL           FROM        FROM NET
                                 VALUE,    INVESTMENT    UNREALIZED GAIN       FROM           NET         REALIZED
                               BEGINNING     INCOME          (LOSS) ON      INVESTMENT     INVESTMENT     CAPITAL         TOTAL
                               OF PERIOD     (LOSS)         INVESTMENTS     OPERATIONS       INCOME         GAINS     DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------------------------------
GLOBAL REAL ESTATE EQUITIES FUND
CLASS I
Period Ended 6/30/2008 (a)      $10.00        0.13 (b)          (0.78)          (0.65)         0.00          0.00          0.00

INTERNATIONAL EQUITY FUND
CLASS I
Period Ended 6/30/2008 (a)      $10.00        0.09 (b)           0.49            0.58          0.00          0.00          0.00
                                                                               RATIOS TO AVERAGE NET ASSETS:
                                                                 ------------------------------------------------------
                                                                                                    ANNUALIZED RATIO OF
                                                                 ANNUALIZED        ANNUALIZED       OPERATING EXPENSES
                                                                  RATIO OF          RATIO OF          TO AVERAGE NET
                          NET ASSET                 NET ASSETS,   OPERATING      NET INVESTMENT       ASSETS WITHOUT
                           VALUE,                     END OF     EXPENSES TO     INCOME/(LOSS)        WAIVERS AND/OR       PORTFOLIO
                           END OF       TOTAL         PERIOD      AVERAGE          TO AVERAGE            EXPENSES           TURNOVER
                           PERIOD     RETURN (c)       (000)     NET ASSETS        NET ASSETS           REIMBURSED            RATE
------------------------------------------------------------------------------------------------------------------------------------
GLOBAL REAL ESTATE
EQUITIES FUND
CLASS I
Period Ended 6/30/2008 (a)  $9.35      (6.50)%         $935       1.15%                3.63%              18.98%               62%

INTERNATIONAL EQUITY FUND
CLASS I
Period Ended 6/30/2008 (a) $10.58        5.80%       $5,173       1.15%                2.04%               6.32%               22%

(a) The Global Real Estate Equities Fund and International Equity Fund commenced operations on February 29, 2008 and January 31, 2008, respectively.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.


                       See Notes to Financial Statements.

                                  16-17 spread

HENDERSON GLOBAL FUNDS
                                                   NOTES TO FINANCIAL STATEMENTS
                                                                     (UNAUDITED)


NOTE 1. ORGANIZATION

Henderson Global Funds (the "Trust") was organized on May 11, 2001, as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust has an unlimited number of authorized shares that are divided among 10 series. Eight series of the Trust, Henderson European Focus Fund, Henderson Global Equity Income Fund, Henderson Global Opportunities Fund, Henderson Global Technology Fund, Henderson International Opportunities Fund, Henderson Japan-Asia Focus Fund, Henderson US Focus Fund and Henderson Worldwide Income Fund are not included in this report because their fiscal year end is July 31. Henderson Global Real Estate Equities Fund ("Real Estate Equities") and Henderson International Equity Fund ("International Equity") collectively (the "Funds") are each a separate series of the Trust. Each Fund is non-diversified and each Fund offers Class I shares.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION

Securities traded on a recognized exchange or market are generally valued at the last reported sale price or at the official closing price. Listed securities for which no sale was reported on that date and other securities traded in the over-the-counter market are valued at the mean between the last bid and asked prices.

Debt securities are valued at the last sales price or market value by independent pricing services approved by the Trustees of the Trust. If the pricing services are unable to provide valuations, the securities are valued at the mean between the last bid and asked prices or if no ask is available, then the last bid price obtained from one or more broker dealers. Such pricing services may use various pricing techniques, which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Short-term investments purchased with an original or remaining maturity of 60 days or less are valued at amortized cost, which approximates market value.

If market quotations are not readily available, or if the investment adviser determines that a quotation of a security does not represent a fair value, then the security is valued at a fair value as determined in good faith using procedures approved by the Trustees of the Trust. The Trust has retained an independent statistical fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. If a security is valued at a "fair value", that value may be different from the last quoted market price for the security. As a result, it is possible that fair value prices will be used by Real Estate Equities and International Equity.

SECURITY TRANSACTIONS AND INVESTMENT INCOME

Investment transactions are accounted for on trade date. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. Bond premium is amortized and discount is accreted over the expected life of each applicable security. Corporate actions involving foreign securities, including dividends, are recorded as soon as the information becomes available. Withholding taxes on foreign dividends are accrued in accordance with the applicable country's tax rules and rates. Securities gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

FOREIGN CURRENCY TRANSLATION

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments on the Statement of Operations.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

INDEMNIFICATIONS

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet been asserted.

HENDERSON GLOBAL FUNDS
                                                   NOTES TO FINANCIAL STATEMENTS
                                                                     (UNAUDITED)


USE OF ESTIMATES

The preparation of financial statements, in conformity with United States generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

FORWARD FOREIGN CURRENCY CONTRACTS

The Funds may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into forward foreign currency contracts, a Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. Realized gains or losses on forwards include net gains or losses on contracts that have matured or which a Fund has terminated by entering into offsetting closing transactions. Forward foreign currency contracts are valued daily and the unrealized appreciation or depreciation is included in the Statement of Assets and Liabilities. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statement of Operations. These risks arise from the possible inability of counterparties to meet the terms of their contracts and from unfavorable currency fluctuations. The Funds had no outstanding forward foreign currency contracts as of June 30, 2008.

SECURITIES LOANS

The Funds may make secured loans of its portfolio securities amounting to not more than 33 1/3% of its total assets (taken at market value at the time of such loan), thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities, possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Securities loans are made to banks and broker-dealers, via State Street Bank and Trust Company as lending agent, pursuant to agreements requiring that loans be continuously secured by collateral at least equal at all times to the value of the securities on loan. Collateral is invested in a money market fund. The borrower pays to the fund an amount equal to any dividends or interest received on securities lent. The Funds receive a fee from the borrower or retain all or a portion of the interest received on investment of cash collateral. The funds retain all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Income earned from securities lending is reflected as Net securities lending income on the Statement of Operations. The Fund may call such loans in order to sell the securities involved. During the period ended June 30, 2008, the Funds had no transactions in securities lending.

EXPENSES

Expenses are recorded on an accrual basis. Expenses of the Trust that are directly attributable to a specific Fund are charged to that Fund. Other expenses are allocated proportionately among each Fund within the Trust based on average daily net assets or on another reasonable basis.

DEFERRED OFFERING COSTS

Costs incurred in connection with the offering and initial registration of Real Estate Equities and International Equity have been deferred in conformity with United States generally accepted accounting principles and are being amortized on a straight-line basis over the first twelve months after commencement of operations.

FEDERAL INCOME TAXES

The Trust's policy is that each Fund continue to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all its taxable income to shareholders. Therefore, no federal income tax provision is required. The Funds intend to file tax returns with the U.S. Internal Revenue Service and various states. Generally, the tax authorities can examine all tax returns filed for the last three years.

The Funds intend to utilize provisions of the federal income tax laws which allow them to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains.

On July 13th, 2006, the Financial Accounting Standards Board ("FASB") released interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). Fin 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more likely than not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more likely than not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management has concluded their review of this standard and no material impact on the financial statements of the Funds has been noted.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from

HENDERSON GLOBAL FUNDS
                                                   NOTES TO FINANCIAL STATEMENTS
                                                                     (UNAUDITED)


United States generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are reclassified within the capital accounts based on their federal tax-basis treatment.

NOTE 3. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement, Henderson Global Investors (North America) Inc. ("HGINA") acts as the Funds' investment adviser. HGINA is an indirect wholly owned subsidiary of Henderson Global Investors (Holdings) plc, which is an indirect wholly owned subsidiary of Henderson Group plc. HGINA supervises the investments of the Funds and receives a management fee for such services. The fee is calculated daily and paid monthly based on each Fund's average daily net assets at the following annual rates:

Real Estate Equities        First $250 million         0.85%
                            Next $250 million          0.80%
                            Next $500 million          0.75%
                            Over $1 billion            0.65%
------------------------------------------------------------
International Equity        First $250 million         0.85%
                            Next $250 million          0.80%
                            Next $500 million          0.75%
                            Over $1 billion            0.65%
============================================================

Pursuant to separate contractual Expense Limitation Agreements, HGINA has agreed to waive or limit its advisory fee and, if necessary, to reimburse other operating expenses of each Fund in order to limit total annual expenses, less distribution and service fees, to 1.15% of average daily net assets for Real Estate Equities and International Equity. These agreements are effective through July 31, 2020.

Henderson Investment Management Limited ("HIML") is the sub-adviser for Real Estate Equities and International Equity pursuant to a Sub-Advisory Agreement. HIML is a direct wholly owned subsidiary of Henderson Global Investors (Holdings) plc.

HIML receives a fee for its services, paid by HGINA from its management fee, based on each Fund's average daily net assets as set forth below:

Real Estate Equities        First $250 million         0.35%
                            Next $250 million          0.30%
                            Next $500 million          0.25%
                            Over $1 billion            0.20%
------------------------------------------------------------
International Equity        First $250 million         0.35%
                            Next $250 million          0.30%
                            Next $500 million          0.25%
                            Over $1 billion            0.20%
============================================================

Transwestern Securities Management, LLC. ("TSM") is another sub-adviser for Real Estate Equities pursuant to a Sub-Advisory Agreement. TSM receives a fee for its services, paid by HGINA from its management fee.

The Funds bear a portion of the compensation paid to the Chief Compliance Officer of the Trust. This compensation is reflected as Chief Compliance Officer fees in the Statement of Operations.

At June 30, 2008, HGINA owned the following number of shares in the following
Funds:

                                                  Shares
--------------------------------------------------------
Real Estate Equities                             100,000
International Equity                             100,000
========================================================


NOTE 4. COMPENSATION OF TRUSTEES AND OFFICERS

Certain officers and trustees of the Trust are also officers of HGINA. None of the Trust's officers, other than the Chief Compliance Officer, are compensated by the Trust. The Trust makes no direct payment to trustees affiliated with HGINA. Fees paid to Trustees are reflected as Trustees' fees and expenses in the Statement of Operations.

NOTE 5. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term investments, for the Funds during the period ended June 30, 2008, were as follows:

                               Purchases           Sales
--------------------------------------------------------
Real Estate Equities           $1,593,993       $611,340
International Equity            5,942,010        755,633
========================================================

The U.S. federal income tax basis of the Funds' investments excluding foreign currency contracts at June 30, 2008, and the gross unrealized appreciation and depreciation, were as follows:

                             Real Estate   International
                                 Equities         Equity
---------------------------------------------------------
Cost                             $999,803     $5,250,848
---------------------------------------------------------
Gross unrealized appreciation       4,605        276,034
---------------------------------------------------------
Gross unrealized depreciation     (99,334)      (295,465)
---------------------------------------------------------
Net unrealized depreciation       (94,729)       (19,431)
=========================================================

HENDERSON GLOBAL FUNDS
                                                   NOTES TO FINANCIAL STATEMENTS
                                                                     (UNAUDITED)



Identified cost may differ for book and tax basis reporting purposes primarily due to tax deferral of losses on wash sales, PFIC transactions and amortization of premiums reflected as of June 30, 2008.

NOTE 6. SIGNIFICANT CONCENTRATIONS

Real Estate Equities and International Equity invest a substantial percentage of their assets in securities of foreign issuers. These investments may involve certain considerations and risks not typically associated with investments in the United States as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries. Some countries in which the Funds invest may require government approval for repatriation of investment income, capital or the proceeds for sales of securities by foreign investors. In addition, if there is deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. In addition, changes in currency exchange rates will affect the value of investments denominated in a foreign currency, as well as investment income derived from those securities.

The Funds may invest a high percentage of their net assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the economic, political and regulatory developments in a particular sector of the market, positive or negative, have a greater impact on a Fund's net assets and will cause the value of its shares to fluctuate more than if the Fund did not concentrate its investments in a particular sector.

NOTE 7. BORROWING ARRANGEMENTS

The Trust has a $175 million credit facility that was entered into to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the utilized line of credit. The commitment fee is included in Miscellaneous fees on the Statement of Operations. No amounts were borrowed under this facility during the period ended June 30, 2008.

NOTE 8. REDEMPTION FEE

The Funds may impose a redemption fee of 2.00% on shares redeemed within 30 days of purchase. The fee, which is not a sales charge, is retained by the Funds and not paid to HGINA or its affiliates. Redemption fees are included in Amount Redeemed on the Statements of Changes - Capital Stock Activity. There were no redemptions fees during the period ended June 30, 2008.

NOTE 9. RECENT ACCOUNTING STANDARDS

The Funds adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment.

Various inputs are used in determining the value of the Fund's investments. FAS 157 established a three-tier hierarchy of inputs to establish classification of fair value measurements for disclosure purposes. These inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

     o    Level 1 - quoted prices in active markets for identical investments

     o Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

     o Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

HENDERSON GLOBAL FUNDS
                                                   NOTES TO FINANCIAL STATEMENTS
                                                                     (UNAUDITED)


The following is a summary of the inputs used as of June 30, 2008 in valuing the Funds' investments carried at value:

REAL ESTATE EQUITIES
                                                   OTHER
                           INVESTMENTS IN      FINANCIAL
VALUATION INPUTS               SECURITIES   INSTRUMENTS*
---------------------------------------------------------

Level 1 -
Quoted Prices                    $932,961             $0
---------------------------------------------------------

Level 2 - Other Significant
Observable Inputs                      --             --
---------------------------------------------------------

Level 3 - Significant
Unobservable Inputs                    --             --
---------------------------------------------------------

Total                            $932,961             $0
=========================================================

INTERNATIONAL EQUITY
                                                  OTHER
                           INVESTMENTS IN      FINANCIAL
VALUATION INPUTS               SECURITIES   INSTRUMENTS*
---------------------------------------------------------

Level 1 -
Quoted Prices                  $5,143,432             $0
---------------------------------------------------------

Level 2 - Other Significant
Observable Inputs                  87,985             --
---------------------------------------------------------

Level 3 - Significant
Unobservable Inputs                    --             --
---------------------------------------------------------

Total                          $5,231,417             $0
=========================================================

*Other financial instruments include futures, forwards and swap contracts.

HENDERSON GLOBAL FUNDS
                                                               OTHER INFORMATION
                                                                     (UNAUDITED)


PROXY VOTING POLICIES

The Funds have filed with the Securities and Exchange Commission their proxy voting records for the period ending June 30, 2008 on Form N-PX, which must be filed each year by August 31. Form N-PX is available on the Securities and Exchange Commission's website at http://www.sec.gov. The Funds' proxy voting records and proxy voting policies and procedures are also available without charge, upon request, by calling 1.800.657.1493 or by visiting the Funds' website at http://www.hendersonglobalfunds.com.

QUARTERLY PORTFOLIO OF INVESTMENTS

A Portfolio of Investments is filed as of the end of the first and third quarter of each fiscal year on Form N-Q. The Funds have filed with the Securities and Exchange Commission the Form N-Q and it is available on the Securities and Exchange Commission's website at http://www.sec.gov. Additionally, the Portfolio of Investments may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330. The quarterly Portfolio of Investments are also available without charge, upon request, by calling 1.800.657.1493.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

During the most recent fiscal half year, Henderson Global Funds launched two new series: the Henderson Global Real Estate Equities Fund and the Henderson International Equity Fund (the "New Funds"). The Board of Trustees of Henderson Global Funds oversees the management of the Funds and, as requited by law, the investment advisory and the sub-advisory agreements for the Funds.

In connection with their consideration of those agreements for the New Funds the Trustees received and reviewed a substantial amount of information provided by Henderson Global Investors (North America) Inc. (the "Adviser") and Henderson Investment Management Limited and Transwestern Securities Management, LLC (the "Sub-advisers") in response to detailed requests of the Independent Trustees and their independent legal counsel. The Trustees also discussed with representatives of management the operations of the New Funds and the nature and quality of the advisory and other services provided to the Funds by the Adviser and the Sub-advisers. The Independent Trustees also received and reviewed a memorandum from their counsel regarding their responsibilities in considering continuation of the agreements. Throughout their consideration of the agreements the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met with management to consider the agreements, and at that meeting they also met separately in executive session with their counsel.

At a meeting held on December 14, 2007, based on their evaluation of the information provided by the Adviser and the sub-advisers and other information, the Trustees determined that the overall arrangements between the New Funds Adviser and the Sub-advisers were fair and reasonable in light of the nature and quality of the services provided by the Adviser and the Sub-advisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting the Trustees, including all of the Independent Trustees, unanimously approved the investment advisory agreement and the sub-advisory agreements through August 30, 2009, subject to earlier termination as provided in each agreement.

In considering the agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees' determination to approve the agreements are discussed separately below.

1. NATURE, EXTENT AND QUALITY OF SERVICES

The Trustees reviewed the nature, extent and quality of the services to be provided by the Adviser and Subadviser(s) to each New Fund, taking into account the investment objective and strategy of each Fund. In addition, the Trustees reviewed the resources and key personnel of the Adviser and Subadviser(s), especially the personnel who would provide investment management services to the respective Funds. The Trustees also considered other services to be provided to each Fund by the Adviser and its Subadviser(s), such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, monitoring adherence to the Fund's investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the New Fund and with applicable securities laws and regulations.

HENDERSON GLOBAL FUNDS
                                                               OTHER INFORMATION
                                                                     (UNAUDITED)


The Trustees concluded that the nature, extent and quality of the services to be provided by the Adviser and Subadviser(s) to each New Fund were likely to be appropriate and consistent with the terms of the Advisory Agreement and Sub-Advisory Agreement(s), that the quality of those services were likely to be consistent with norms in the industry and that each Fund would benefit from the provision of those services. They also concluded that the Adviser and Subadviser(s) had sufficient personnel, with the appropriate education and experience, to serve each Fund effectively and had demonstrated its continuing ability to attract and retain well-qualified personnel.

2. COSTS OF SERVICES PROVIDED

The Trustees examined information on the proposed fees and expenses of each New Fund in comparison to information for other comparable funds as provided by Lipper Inc.

The Trustees considered the methodology used by the Subadviser(s) in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed the Adviser's management fees for its other accounts that are similar in strategy to the proposed funds.

Finally, the Trustees considered the financial condition of the Adviser, which they found to be sound.

The Trustees concluded that the management fees and other compensation payable by each New Fund to the Adviser and its affiliates, as well as the fees to be paid by the Adviser to the Fund's Subadviser(s), would be reasonable in relation to the nature and quality of the services to be provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees the Adviser charges to other clients. The Trustees also concluded that the estimated overall expense ratio of each New Fund was reasonable, taking into account the anticipated size of the Fund, the quality of services to be provided by the Adviser and the expense limitations agreed to by the Adviser.

3. ECONOMIES OF SCALE

The Trustees received and considered information about the potential of the Adviser to experience economies of scale as the assets of a New Fund increase. They noted that by virtue of the expense limitations, the Adviser would be subsidizing each New Fund until the Fund reached adequate scale. The Trustees also noted that the Adviser had agreed to institute breakpoints in the fee schedules for each New Fund, thereby sharing more economies of scale with the Fund if its assets increase significantly. Based on all of the information they reviewed, the Trustees concluded that the proposed fee structure of each New Fund was reasonable and that the proposed rates of fees reflected a sharing between the Adviser and the Fund of economies of scale at the anticipated asset level of the Fund.

4. OTHER BENEFITS TO THE ADVISER

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationship with each New Fund.

After full consideration of the above factors as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory and sub-advisory agreements for the new Funds was in the best interest of the new funds and their shareholders.

FEDERAL TAX INFORMATION

Certain tax information for the Funds is required to be provided to shareholders based on the Funds' income and distributions for the taxable year ended December 31, 2008. The amounts shown may differ from those elsewhere in this report due to differences between tax and financial reporting requirements. In January 2009, shareholders will receive Form 1099-DIV which will include their share of foreign tax credit, qualified dividends and capital gains distributed during the calendar year 2008. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

SHAREHOLDER EXPENSE

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including management fees, distribution (12b-1) fees, shareholder services fees and other Fund expenses. The example in Table 1 and Table 2 is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the period ended June 30, 2008.

ACTUAL EXPENSES

Table 1 provides information about actual account values and actual expenses. You may use the information in this line, together with the amount invested, to estimate the expenses that you incurred over the period. Simply divide your account value at the end of the period by $1,000 (for

HENDERSON GLOBAL FUNDS
                                                               OTHER INFORMATION
                                                                     (UNAUDITED)


example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

Table 2 provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. Thus you should not use the hypothetical account values and expenses to estimate your actual ending account balance or the expense attributable to your investment during the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses paid during the period include amounts reflected in the Funds' Statement of Operations net of reimbursements by the investment advisor. The annualized expense ratios used in the example are as follows:

                                                     CLASS A
------------------------------------------------------------
Real Estate Equities                                   1.15%
------------------------------------------------------------
International Equity                                   1.15
============================================================

Please note that the expenses do not reflect shareowner transaction costs such as front end sales charges and redemption fees. These fees are described for each Fund and share class in the Performance summary of this report on pages 4 and 6.

TABLE 1

                     Beginning        Ending
                       Account       Account       Expenses
                         Value         Value           Paid
                    January 1,      June 30,         During
Actual                    2008          2008    the Period*
-----------------------------------------------------------

Real Estate Equities
Class I              $1,000.00       $935.00          $3.71
-----------------------------------------------------------

International Equity
Class I               1,000.00      1,058.00           4.88
===========================================================

Table 2 is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

TABLE 2

                     Beginning        Ending
Hypothetical           Account       Account       Expenses
(assuming a              Value         Value           Paid
5% return           January 1,      June 30,         During
before expenses)          2008          2008    the Period*
-----------------------------------------------------------

Real Estate Equities
Class I              $1,000.00     $1,021.17          $3.87
-----------------------------------------------------------

International Equity
Class I               1,000.00      1,020.26           4.79
===========================================================


* Expenses are equal to the Funds' Class I shares annualized net expense ratio multiplied by the average account value over the period multiplied by 122 days for Real Estate Equities and 151 days for International Equity, and divided by 366 (to reflect the one- half year period).

HENDERSON GLOBAL FUNDS
                                                           TRUSTEES AND OFFICERS
                                                                     (UNAUDITED)

                           POSITION(S)     TERM OF                                                        OTHER
   NAME, ADDRESS AND       WITH            OFFICE AND      PRINCIPAL OCCUPATIONS                          DIRECTORSHIPS
   AGE(1)                  THE TRUST(2)    TIME SERVED(3)  DURING PAST FIVE YEARS                         HELD
------------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
   C . Gary Gerst, 69      Chairman        Since 2001      President, KCI Inc. (private s-corporation     None
                           and Trustee                     investing in non-public investments.)

   Roland C. Baker, 69     Trustee         Since 2001      Consultant to financial services industry.     Director, Quanta
                                                                                                          Capital Holdings, Inc.
                                                                                                          (provider of
                                                                                                          property and
                                                                                                          casualty reinsur-
                                                                                                          ance); Director,
                                                                                                          North American
                                                                                                          Company for Life and
                                                                                                          Health Insurance (a
                                                                                                          provider of life
                                                                                                          insurance, health
                                                                                                          insurance and
                                                                                                          annuities); Trustee,
                                                                                                          Scottish Widows
                                                                                                          Investment
                                                                                                          Partnership Trust.

   Faris F. Chesley, 69    Trustee         Since 2002      Chairman, Chesley, Taft & Associates, LLC,     None
                                                           since 2001; Vice Chairman, ABN-AMRO, Inc.
                                                           (a financial services company), 1998-2001.
   INTERESTED TRUSTEES AND OFFICERS OF THE TRUST
------------------------------------------------------------------------------------------------------------------------------------

   Charles H.              Trustee         Since 2001      Managing Director, Henderson Global            None
   Wurtzebach4, 59                                         Investors (North America) Inc. ("HGINA").

   Sean M. Dranfield4, 42  Trustee and     Since 2001      Director, North American Retail Distribution,  None
                           President                       HGINA; Executive Director, North American
                                                           Business Development, Henderson
                                                           Investment Management Limited.

   Kenneth A. Kalina, 48   Chief           Since 2005      Chief Compliance Officer, HGINA, 2005; Chief   N/A
                           Compliance                      Compliance Officer, Columbia Wanger Asset
                           Officer                         Management, L.P., 2004-2005; Compliance
                                                           Officer, Treasurer and Chief Financial Officer
                                                           Columbia Wanger Asset Management, L.P.,
                                                           2000-2005; Assistant Treasurer, Columbia
                                                           Acorn Trust and Wanger Advisors Trust,
                                                           1995-2005.

   Alanna N. Palmer, 33    Vice President  Since 2002      Director, Retail Marketing and Product         N/A
                                                           Management, HGINA, since 2006 and
                                                           Associate Director, Head of Marketing and
                                                           Products Management, HGINA, 2003-2006.

   Scott E. Volk, 37       Vice President  Since 2001      Director, Retail Finance and Operations,       N/A
                           and Treasurer                   HGINA.



26

HENDERSON GLOBAL FUNDS
                                                           TRUSTEES AND OFFICERS
                                                                     (UNAUDITED)
                           POSITION(S)     TERM OF                                                        OTHER
   NAME, ADDRESS AND       WITH            OFFICE AND      PRINCIPAL OCCUPATIONS                          DIRECTORSHIPS
   AGE(1)                  THE TRUST(2)    TIME SERVED(3)  DURING PAST FIVE YEARS                         HELD
------------------------------------------------------------------------------------------------------------------------------------

   INTERESTED TRUSTEES AND OFFICERS OF THE TRUST
------------------------------------------------------------------------------------------------------------------------------------
   Christopher K.          Secretary       Since 2004      Legal Counsel, HGINA, since 2004; Attorney,    N/A
   Yarbrough, 33                                           Bell, Boyd & Lloyd LLC, 2000-2004.

   Richard J. Mitchell, 45 Assistant       Since 2007      Assistant Treasurer, HGINA, since 2007;        N/A
                           Treasurer                       Assistant Treasurer, Bank of New York,
                                                           2006-2007; Supervisor, The BISYS Group;
                                                           2002-2006.

1. Each person's address is 737 North Michigan Avenue, Suite 1700, Chicago, IL 60611. Age is as of July 31, 2008.

2.   Currently, all Trustees oversee all ten series of the Trust.

3. A Trustee may serve until his death, resignation or removal. The officers of the Trust are elected annually by the Board.

4. These Trustees are interested persons of the Trust because of their employment relationship with Henderson Global Investors (North America) Inc., the investment adviser to the Funds.

THE STATEMENT OF ADDITIONAL INFORMATION FOR HENDERSON GLOBAL FUNDS INCLUDES ADDITIONAL INFORMATION ABOUT THE TRUSTEES AND IS AVAILABLE WITHOUT CHARGE BY CALLING 1.800.657.1493.

HENDERSON GLOBAL FUNDS

TRUSTEES
C. Gary Gerst, Chairman
Roland C. Baker
Faris F. Chesley
Sean Dranfield
Charles H. Wurtzebach

OFFICERS
Sean Dranfield, President
Alanna N. Palmer, Vice President
Scott E. Volk, Vice President and Treasurer
Christopher K. Yarbrough, Secretary
Kenneth A. Kalina, Chief Compliance Officer
Richard J. Mitchell, Assistant Treasurer

INVESTMENT ADVISER
Henderson Global Investors (North America) Inc.
737 North Michigan Avenue, Suite 1700
Chicago, IL 60611

TRANSFER AGENT
State Street Bank & Trust Company
State Street Financial Center
One Lincoln Street
Boston, MA 02111

FOR MORE INFORMATION
Please call 1.800.657.1493
or visit our website:
          www.hendersonglobalinvestors.com


The views expressed in this report and information about the Funds' portfolio holdings are for the period covered by this report and are subject to change hereafter. This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds' risks, objectives, fees and expenses, experience of its management, and other information. Henderson Global Investors is the name under which various subsidiaries of Henderson Group plc, a UK limited company, provide investment products and services.

                                 PRIVACY NOTICE

                             HENDERSON GLOBAL FUNDS

    This notice describes the privacy practices followed by Henderson Global Funds.

    Your privacy is our top priority. Our policy is to respect the privacy of current and former shareholders and to protect personal information entrusted to us. We do not share any nonpublic personal information of shareholders or former shareholders with any nonaffiliated third parties, except as permitted by law or as authorized by our shareholders.

    In the course of providing products and services to you, we collect nonpublic personal information about you from various sources such as account applications or agreements, other account forms, transactions in your account, and from information captured on our website, including any information captured through our use of "cookies." Such information may include your name, address, account or tax identification number, the types and amounts of investments, and bank account information. More detailed information about our Internet policy is available on our website, www.hendersonglobalinvestors.com.

    In the normal course of serving shareholders, we may share information we collect with entities that help us process information or service your request, such as transfer agents, custodians, broker-dealers and marketing service firms, as well as with other financial institutions with whom we have joint marketing agreements. We may share information in connection with servicing accounts or to inform shareholders of products and services that we believe may be of interest to them. The organizations that receive shareholder information will use that information only for the services required and as allowed by applicable law or regulation, and are not permitted to share or use this information for any other purpose. We will disclose your personal information to government agencies, law enforcement officials, and others in the limited circumstances where we believe, in good faith, that such disclosure is required or permitted by law. For example, we will disclose your personal information in order to comply with a court order, to cooperate with government or industry regulators, or law enforcement authorities.

    Access to customers' nonpublic personal information is restricted to employees who need to access that information. To guard shareholder's nonpublic personal information, we use industry standard physical, electronic, and procedural safeguards. A shareholder's right to privacy extends to all forms of contact with us, including telephone, written correspondence, and electronic media, such as the Internet.

    For questions concerning this policy, please contact us by writing to:
Alanna Palmer, Henderson Global Investors (North America) Inc., 737 North Michigan Avenue, Suite 1700, Chicago, Illinois 60611.

Henderson Global Funds
737 N. Michigan Avenue, Suite 1700
Chicago, IL 60611
(1.800.657.1493)
www.hendersonglobalinvestors.com

Foreside Fund Services, LLC, Distributor (August, 2008)

ITEM 2. CODE OF ETHICS.

Not required.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported timely.

(b) There were no changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Not applicable.

(a)(2) The certifications required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto.

(a)(3) Not applicable.

(b) The certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HENDERSON GLOBAL FUNDS

By:      /s/ Sean Dranfield
         ------------------
         Sean Dranfield
         President (principal executive officer) of Henderson Global Funds

Date:    August 27, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Sean Dranfield
         ------------------
         Sean Dranfield
         President (principal executive officer) of Henderson Global Funds

Date:    August 27, 2008

By:      /s/ Scott E. Volk
         -----------------
         Scott E. Volk
         Treasurer (principal financial officer) of Henderson Global Funds

Date:    August 27, 2008